UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2006

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 France Avenue South, Suite 275
Edina, Minnesota 55435-5228
(Address of principal executive offices)
(Zip Code)

952-893-3200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 27, 2006, Universal Hospital Services, Inc. issued a press release announcing its financial results for the three months and twelve months ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation for the investor conference call with management held on March 28, 2006, to discuss Universal Hospital Services, Inc.’s announced earnings for the three months and twelve months ended December 31, 2005.

On March 30, 2006, Universal Hospital Services, Inc. will participate in the Credit Suisse Global Leveraged Finance Conference. Attached as Exhibit 99.3 to this report, and incorporated herein by reference, is a copy of the slide presentation that will be made during the conference to discuss Universal Hospital Services, Inc.’s overall business strategy and financial results through December 31, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
99.1	Press release issued by Universal Hospital Services, Inc. on March 27, 2006
99.2	Slides presented during Universal Hospital Services, Inc.’s webcast of its fiscal year 2005 earnings call made on March 28, 2006
99.3	Slides presented during Universal Hospital Services, Inc.’s presentation at the Credit Suisse Global Leveraged Finance Conference held on March 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HOSPITAL SERVICES, INC.

Date: March 27, 2006	By:	/s/ Rex T. Clevenger
Rex T. Clevenger
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Universal Hospital Services, Inc. on March 27, 2006
99.2	Slides presented during Universal Hospital Services, Inc.’s webcast of its fiscal year 2005 earnings call made on March 28, 2006
99.3	Slides presented during Universal Hospital Services, Inc.’s presentation at the Credit Suisse Global Leveraged Finance Conference held on March 30, 2006.